Exhibit 32

The following certifications accompany this report and are being furnished pursuant to Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed “filed” by the Registrant for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act of the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference into such a filing.

CERTIFICATION

of the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Bill Joll, Chief Executive Officer of ISC8 Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ending July 1, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bill Joll
Bill Joll
Chief Executive Officer
August 15, 2012

I, Dan A. Regalado, Chief Financial Officer of ISC8 Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ending July 1, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan A. Regalado
Dan A. Regalado
Chief Financial Officer
August 15, 2012

A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears, in typed form within the electronic version of these written statements required by Section 906, has been provided to ISC8 Inc. and will be retained by ISC8 Inc. and furnished to the Securities and Exchange Commission or its staff upon request.